                                                                   EXHIBIT 10.31

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS, ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                         COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (this "AGREEMENT") is made and entered into as of June 11, 2001 (the "EFFECTIVE DATE") by and between Exult, Inc., a Delaware corporation (the "COMPANY"), and Automatic Data Processing, Inc., a Delaware corporation (the "PURCHASER").

     In consideration of the premises and the mutual promises set forth herein, and for other good and valuable consideration, and on the basis of, and in reliance upon, the representations, warranties and covenants contained herein, the Company and the Purchaser hereby agree as follows:

1.   PURCHASE AND SALE OF SECURITIES.

     1.1 INITIAL PURCHASE AND SALE. Subject to the terms and conditions set forth in this Agreement, on the Initial Closing Date (as hereinafter defined) the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase from the Company 1,538,461 shares (the "INITIAL SHARES") of the Company's common stock, par value $.0001 per share (the "COMMON STOCK"), at a purchase price per Share of $13.00, or $19,999,993 in the aggregate (the "PURCHASE PRICE"). Such purchase and sale is referred to herein as the "INITIAL PURCHASE".

     1.2  CLOSING OF INITIAL PURCHASE.

     (a) The closing of the Initial Purchase (the "INITIAL CLOSING") shall take place at the offices of Gibson, Dunn & Crutcher LLP in Irvine, California on June 12, 2001, or at such other location, date and time as may be agreed upon between the Purchaser and the Company (such date, the "INITIAL CLOSING DATE").

     (b) At the Initial Closing, the Company shall deliver to the Purchaser a stock certificate, registered in the name of the Purchaser, representing the Initial Shares purchased by the Purchaser, against payment of the Purchase Price by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing at least three days prior to the Initial Closing Date.

     1.3 SUBSEQUENT PURCHASES AND SALES. Subject to the terms and conditions set forth in this Agreement, the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase from the Company such additional shares of Common Stock as set forth in this Section 1.3.

     (a) Tranche 2. The Purchaser shall purchase from the Company and the Company shall issue and sell to the Purchaser such number of shares of Common Stock (rounded to the nearest whole share) with an aggregate purchase price of [***]*, if:

          (i) the Company has Directed (as defined in Schedule A) to the Purchaser Adjusted Annualized Revenue (as defined in Schedule A) of [***]* (the "TRANCHE 2 TARGET"); and

          (ii) within [***]* after the Purchaser has delivered to the Company a Measurement Date Revenue Report (as defined below) reporting that the Company has met the Tranche 2 Target, the Company has delivered to the Purchaser a Sale Notice (as defined below) stating that the Company desires to exercise its rights under this Section 1.3(a) (the "TRANCHE 2 PURCHASE"). The Company may elect not to deliver any Sale Notice for the Tranche 2 Purchase, and the Purchaser will not be obligated to make the Tranche 2 Purchase if the Company does not deliver this Sale Notice within such [***]* period.

     The applicable per share purchase price of the Common Stock purchased by the Purchaser in the Tranche 2 Purchase shall equal [***]*

     (b)  Tranche 3(a).

          (i) The Purchaser shall purchase from the Company and the Company shall issue and sell to the Purchaser such number of shares of Common Stock (rounded to the nearest whole share) with an aggregate purchase price equal to [***]* provided that not later than [***]* the Company has delivered to the Purchaser a Sale Notice stating that the Company desires to exercise its rights under this Section 1.3(b) (the "TRANCHE 3(a) PURCHASE"). The Company may elect not to deliver any Sale Notice for the Tranche 3(a) Purchase, and subject to
Section 4.5(c), the Purchaser will not be obligated to make the Tranche 3(a) Purchase if the Company does not deliver this Sale Notice by [***]*

          (ii) The applicable per share price of the Common Stock purchased in the Tranche 3(a) Purchase shall equal [***]*

     (c)  Tranche 3(b).

          (i) The Purchaser shall purchase from the Company and the Company shall issue and sell to the Purchaser such number of shares of Common Stock (rounded to the nearest whole share) with an aggregate purchase price equal to [***]* provided that not later than [***]* the Company has delivered to the Purchaser a Sale Notice stating that the Company desires to exercise its rights under this Section 1.3(c) (the "TRANCHE 3(b) PURCHASE"). The Company may elect not to deliver any Sale Notice for the Tranche 3(b) Purchase, and subject to
Section 4.5(c), the Purchaser will not be obligated to make the Tranche 3(b) Purchase if the Company does not deliver this Sale Notice by [***]*


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* Confidential information has been omitted.

          (ii) The applicable per share price of the Common Stock purchased in the Tranche 3(b) Purchase shall equal [***]*

     (d)  Tranche 3(c).

          (i) The Purchaser shall purchase from the Company and the Company shall issue and sell to the Purchaser such number of shares of Common Stock (rounded to the nearest whole share) with an aggregate purchase price equal to [***]* provided that not later than [***]* the Company has delivered to the Purchaser a Sale Notice stating that the Company desires to exercise its rights under this Section 1.3(d) (the "TRANCHE 3(c) PURCHASE"). The Company may elect not to deliver any Sale Notice for the Tranche 3(c) Purchase, and subject to
Section 4.5(c), the Purchaser will not be obligated to make the Tranche 3(c) Purchase if the Company does not deliver this Sale Notice by [***]*

          (ii) The applicable per share price of the Common Stock purchased in the Tranche 3(c) Purchase shall equal [***]*

     (e)  Tranche 4.

          (i) If at any time the Company has Directed to the Purchaser Adjusted Annualized Revenue of [***]* (the "TRANCHE 4 TARGET"), the Purchaser shall purchase from the Company and the Company shall issue and sell to the Purchaser such number of shares of Common Stock (rounded to the nearest whole share) with an aggregate purchase price equal to [***]* provided that within [***]* after the Purchaser has delivered to the Company a Measurement Date Revenue Report reporting that the Company has met the Tranche 4 Target, the Company has delivered to the Purchaser a Sale Notice stating that the Company desires to exercise its rights under this Section 1.3(e) (the "TRANCHE 4 PURCHASE").

          (ii) The applicable per share purchase price of the Common Stock purchased by the Purchaser in the Tranche 4 Purchase shall equal [***]*

     (f) Limit on Purchase Obligation. Notwithstanding the foregoing, (i) the Purchaser shall not be obligated to purchase shares of Common Stock pursuant to Sections 1.3(b), (c), (d) or (e) unless the Tranche 2 Target has been reached,
(ii) the aggregate purchase prices for the total number of shares of Common Stock that the Purchaser is obligated to purchase pursuant to Sections 1.3(b),
(c) and (d) will not exceed [***]*, and (iii) the aggregate purchase prices for the total number of shares of Common Stock that the Purchaser is obligated to purchase pursuant to Sections 1.3(b), (c), (d) and (e) will not exceed [***]*


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* Confidential information has been omitted.

     (g) Subject to Section 4.5(c), the Purchaser shall not be obligated to purchase any shares of Common Stock pursuant to this Section 1.3 if the Company does not deliver any Sale Notices in accordance with this Section 1.3 prior to [***]*

     (h) For purposes of this Agreement, a "SALE NOTICE" shall mean a notice in writing sent to the Purchaser by the Company which shall specify (i) that the Company proposes to sell to the Purchaser additional shares of Common Stock pursuant to this Section 1.3 (in each case, "ADDITIONAL SHARES"), (ii) the date of the Measurement Date Revenue Report reporting that the applicable threshold was met, if applicable, (iii) the applicable per share purchase price for the Additional Shares, (iv) the aggregate number of Additional Shares that the Company proposes to issue and sell to the Purchaser, (v) the aggregate purchase price for the Additional Shares, (vi) the account or accounts to which the aggregate purchase price for the Additional Shares shall be wired, and (vii) the date for consummation of the purchase and sale of the Additional Shares, which date shall not be a day on which banking institutions in the State of California or New York are required or authorized to close, and which shall not be [***]* after the date of the Sale Notice. If the Purchaser disputes its obligation to purchase Additional Shares in response to a Sale Notice or disputes any of the information set forth by the Company in the Sale Notice, it must so inform the Company in writing within [***]* of its receipt of the Sale Notice, in which case the parties shall attempt to promptly resolve such dispute. Pending resolution of such dispute, all dates applicable to such purchase, including without limitation, the Closing Date and, to the extent applicable, the termination of the Purchaser's obligation to purchase any Common Stock pursuant to this Section 1.3, shall each be extended by one day for each day the dispute is unresolved. If the Purchaser has not notified the Company within such [***]* period that it disputes the information set forth in the Sale Notice, the Sale Notice shall be deemed accepted by the Purchaser.

     1.4  SUBSEQUENT CLOSINGS.

     (a) Each closing of the purchase of Additional Shares (each, a "SUBSEQUENT CLOSING") shall take place at 10:00 a.m. on the date specified in the applicable Sale Notice at the offices of the Company, 4 Park Plaza, Suite 1000, Irvine, California, or at such other location, date and time as may be agreed upon between the Purchaser and the Company (each such date, a "SUBSEQUENT CLOSING DATE.")

     (b) At each Subsequent Closing, the Company shall deliver to the Purchaser a stock certificate, registered in the name of the Purchaser, representing the Additional Shares to be purchased by the Purchaser as set forth in the applicable Sale Notice, against payment of the aggregate purchase price by wire transfer of immediately available funds to such account or accounts as the Company shall designate in the Sale Notice.


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* Confidential information has been omitted.


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

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser, as of the date of this Agreement, and as of each Closing Date, that:

     2.1 ORGANIZATION AND CORPORATE AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted, to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been effectively authorized by all necessary action of the Company, corporate or otherwise. This Agreement has been duly executed and delivered by the Company. Neither this Agreement nor the transactions contemplated hereby require the approval of the stockholders of the Company. Assuming due authorization, execution and delivery by the Purchaser, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     2.2 NO CONFLICT. The execution and delivery of this Agreement and the other documents to be delivered pursuant to this Agreement (collectively, the "TRANSACTION DOCUMENTS") do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a conflict (a "COMPANY CONFLICT") under (i) any provision of the Certificate of Incorporation and Bylaws of the Company, as currently in effect,
(ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which the Company, any of its subsidiaries or any of their respective properties or assets are subject or
(iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, any of its subsidiaries or their respective properties or assets, except in relation to clauses (ii) and (iii), where such conflict will not have a material adverse effect on the business, properties, financial condition or results of operation of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

     2.3 CONSENTS. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any governmental entity, or any third party (each, a "CONSENT") is required by or with respect to the Company in connection with the execution and delivery of this Agreement and the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby, except for (i) such Consents as may be required under applicable securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), and (ii) the filing of an application with The Nasdaq Stock Market to include the Shares for trading on The Nasdaq National Market.

     2.4 VALID ISSUANCE OF COMMON STOCK. The Shares when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein will be duly and validly issued, fully paid, and nonassessable. Based in part upon the representations of the Purchaser in this Agreement, the Shares when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein will be issued in compliance with all applicable federal and state securities laws, as currently in effect and as in effect on the date of issuance of such Shares.

     2.5 BROKERS. No broker, finder, investment banker, or other person is entitled to any broker's, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

     2.6 SEC FILINGS. The Company has made all filings (the "SEC FILINGS") with the Securities and Exchange Commission (the "COMMISSION") required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). As of their respective dates, the SEC Filings complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Filings, and the SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements set forth in the SEC Filings (collectively, the "FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC promulgated under the Exchange Act and have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes to such financial statements) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries at the respective dates thereof and the consolidated results of operations and cash flows for the respective periods then ended (subject, in the case of unaudited interim financial statements, to exceptions permitted by Form 10-Q under the Exchange Act).

     2.7 ABSENCE OF UNDISCLOSED LIABILITIES. Neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise), except (i) as and to the extent reflected in the Financial Statements or disclosed under this Agreement, or (ii) liabilities which, individually or in the aggregate, have not had and would not reasonably be expected to have or result in a Material Adverse Effect.

     2.8 COMPLIANCE WITH LAWS. Each of the Company and its subsidiaries has complied, in all material respects, with all laws, regulations, ordinances, codes or orders of any governmental entity applicable to its business or by which any of its assets may be bound or affected, except where the failure to so comply with any such laws, laws, regulations, ordinances, codes or orders, individually or in the aggregate, has not had and would not reasonably be expected to have or result in a Material Adverse Effect.

     2.9 ACCURACY OF INFORMATION. No representation or warranty made by the Company contained in this Agreement or in any other Transaction Documents delivered by the Company contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements and facts contained herein or therein not materially false or misleading.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Company, and in relation to the representations and warranties in Section 3.1 only, to the "controlling persons" (as such term is used in Section 15 of the Securities Act) of the Company, as of the date of this Agreement, and as of each Closing Date, as follows:

     3.1  SECURITIES MATTERS.

     (a) The Purchaser understands that (i) neither the Shares, nor the offer and sale thereof are registered or qualified under the Securities Act of 1933, as amended (the "SECURITIES ACT") or the state securities or "Blue Sky" laws of any state of other jurisdiction, on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration and qualification under Sections 4(2) and 18 of the Securities Act, and (ii) the Company's reliance on such exemptions is predicated on the Purchaser's representations set forth herein.

     (b) The Purchaser acknowledges that an investment in the Company involves a degree of risk and restrictions on transferability and that the Purchaser may lose the Purchaser's entire investment in the Shares.

     (c) The Purchaser acknowledges that the Company has made available to the Purchaser or the Purchaser's representatives or advisors the opportunity to obtain information to evaluate the merits and risks of the purchase of the Shares, and the Purchaser has received all information requested from the Company. The Purchaser also acknowledges that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, financial condition, results of operations and prospects of the Company and to obtain such additional information as the Purchaser has deemed appropriate for purposes of investing in the Shares pursuant to this Agreement.

     (d) The Shares to be acquired by the Purchaser hereunder will be acquired for the Purchaser's own account, for investment purposes, not as a nominee or agent, and not with a view to or for sale in connection with any distribution of the Shares in violation of applicable securities laws.

     (e) The Purchaser understands that no federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of the investment in such securities.

     (f) The Purchaser is capable of evaluating the relative merits and risks of the proposed investment in the Company, and is able to bear the economic risk of an investment in the Shares pursuant to this Agreement and can afford to sustain a total loss on such investment.

     (g) The Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act.

     (h) The principal place of business of the Purchaser is in the state of New Jersey.

     3.2 ENFORCEABILITY OF TRANSACTION DOCUMENTS. The Agreement has been effectively authorized by all necessary action of the Purchaser, corporate or otherwise. This Agreement has been duly executed and delivered by the Purchaser. Assuming due authorization, execution and delivery by the Company, this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.


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

     3.3 NO CONFLICT. The execution and delivery of this Agreement and the other Transaction Documents do not, and, the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a conflict (a "PURCHASER CONFLICT") under (i) any provision of the Certificate of Incorporation and Bylaws of the Purchaser, as currently in effect, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which the Purchaser or any of its respective properties or assets are subject or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser, any of its subsidiaries or their respective properties or assets, except in relation to clauses (ii) and (iii) where such conflict will not have a material adverse effect on the business, properties, financial condition or results of operation of the Purchaser and its subsidiaries, taken as a whole.

     3.4 CONSENTS. No Consent is required by or with respect to the Purchaser in connection with the execution and delivery of this Agreement and the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby, except for such Consents as may be required under applicable securities laws and the HSR Act.

     3.5 BROKERS. No broker, finder, investment banker, or other person is entitled to any broker's, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser.

     3.6 TAX MATTERS. The Purchaser has received tax advice from the Purchaser's own advisors and has not received, and is not relying upon, any tax representations or advice from the Company or any representative of the Company.

     3.7 ACCURACY OF INFORMATION. No representation or warranty made by the Purchaser contained in this Agreement or in any other Transaction Document contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein not materially false or misleading.

4.   ADDITIONAL UNDERSTANDINGS OF THE PARTIES.

     4.1  SECURITIES RESTRICTIONS.

     (a) The Purchaser shall not (i) transfer, sell, assign, pledge, grant a security interest in or otherwise dispose of any Shares (or interests therein) purchased pursuant to the Initial Purchase, for a period of [***]* after the Initial Closing Date, (ii) transfer, sell, assign, pledge, grant a security interest in or otherwise dispose of any Shares (or interests therein) purchased pursuant to the Tranche 2 Purchase, for a period of [***]* after the final day of the period covered by the Measurement Date Revenue Report referred to in
Section 1.3(a)(ii), (iii) transfer, sell, assign, pledge, grant a security interest in or otherwise dispose of any Additional Shares (or


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* Confidential information has been omitted.

interests therein) purchased pursuant to the Tranche 3(a) Purchase, Tranche 3(b) Purchase or Tranche 3(c) Purchase, for a period of [***]* after the last day of the month in which the first, second or third anniversary of the Initial Closing Date occurs, respectively, (iv) transfer, sell, assign, pledge, grant a security interest in or otherwise dispose of any Shares (or interests therein) purchased pursuant to the Tranche 4 Purchase, for a period of [***]* after the final day of the period covered by the Measurement Date Revenue Report referred to in
Section 1.3(e)(i), or (v) at any time, transfer, sell, assign, pledge, grant a security interest in or otherwise dispose of any Shares (or interests therein) to any Competitor of the Company (as defined below); provided that the restriction set forth in Section 4.1(a)(v) shall not apply to any transfer effected through a broker-dealer, and the Purchaser shall have no obligation to enquire as to the identity of the ultimate purchaser of any Shares sold pursuant to this section through a broker-dealer. Notwithstanding the foregoing, the Purchaser may transfer, sell, assign, pledge, grant a security interest in or otherwise dispose of any Shares (or interests therein) to any of its Affiliates without restriction, provided that as a condition to such transfer the Company may in its discretion require such transferee to agree in writing that Section
4.1 applies to such transferee to the same extent as the Purchaser, and such transfer is in compliance with applicable securities laws. Each of the periods described in Sections 4.1(a)(i), (ii), (iii) and (iv) during which the applicable Shares are not transferable are hereinafter referred to as the "RESTRICTED PERIODS". In the event that any Subsequent Closing Date does not occur by [***]* following the final day of the period covered by the Measurement Date Revenue Report relating to such Subsequent Closing as a result of (1) the failure of the Purchaser to deliver such Revenue Report within the time period specified in Section 4.5(b), (2) any dispute under Section 4.5(d) that results in a change in the Revenues reported in such Revenue Report of [***]*, or (3) the failure of the Purchaser to consummate the purchase of the Subsequent Shares on the date it is required to do so pursuant to the terms hereof, then the applicable Restricted Period will be extended by one day for each day that the Subsequent Closing is delayed beyond [***]* for any such reason.

     (b) At no time shall the Purchaser sell, assign, pledge, grant a security interest in or otherwise dispose of any Shares (or interests therein) without appropriate registration and qualification under the Securities Act and the state securities laws of any applicable jurisdiction, unless an exemption from the registration requirements of the Securities Act and such securities laws is available and the Purchaser has provided to the Company (at the Purchaser's expense) an opinion of counsel to the Purchaser in form and substance reasonably satisfactory to the Company that such exemption is available, which opinion (i) may be from the Purchaser's internal counsel, and (ii) may assume all matters of fact.

     (c) Each of the certificates representing the Shares purchased by Purchaser pursuant to this Agreement (the "CERTIFICATES") will bear a legend to the effect set forth below, and appropriate stop transfer instructions against the Shares will be placed with any transfer agent of the Company to ensure compliance with the restrictions set forth herein.

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY APPLICABLE


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* Confidential information has been omitted.

     STATE OR OTHER JURISDICTION, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

In addition, the Certificates will bear any legend imposed or required by applicable state securities laws.

     (d) The Company will replace, at its own expense, any Certificate representing Shares with a certificate not bearing the legends required under
Section 4.1(c), if (i) such Shares have been registered and sold pursuant to an effective registration statement under the Securities Act, (ii) such Shares then held by the Purchaser may be sold under Rule 144(k) of the Securities Act without restriction after expiration of the applicable Restricted Periods, or
(iii) such Shares otherwise no longer constitute "Restricted Securities" (as defined in Rule 144 of the Securities Act).

     (e)  For purposes of this Agreement:

          (i) "AFFILIATE" shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such person; and

          (ii)  "COMPETITOR OF THE COMPANY" shall mean [***]*

     4.2  RESALE REGISTRATION.

     (a) For the Additional Shares [***]* (each, a "REGISTRATION DATE"), the Company shall file and have declared effective a Form S-3 registration statement for the resale by the ADP Holders (as defined below) of the Additional Shares [***]* (each, a "REGISTRATION STATEMENT"), provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 4.2 if all of such Shares [***]* may be sold under Rule 144 of the Securities Act within 90 days after expiration of the applicable Restricted Period (determined as if the Purchaser holds and has held all such Shares from the date of their purchase under this Agreement). Notwithstanding the foregoing, if the Company determines in good faith that it is impracticable, or would not be in the Company's best interests, to register the Shares within the time period specified above, or in the event that the applicable Closing occurs subsequent to the Registration Date, the Registration Date will be extended in the Company's discretion until registration of the Shares would be practicable and not contrary to the Company's best interests, but in no event may the Registration Date be extended by more than 90 additional days.


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* Confidential information has been omitted.

     (b) If any Registration Statement has not been declared effective by the Commission by [***]*, the ADP Holders shall have the right, but not the obligation, at any time, after the Registration Date, and prior to the earlier of [***]* to sell to the Company (the "PUT") the number of Shares (the "PUT SHARES") equal to the lesser of [***]* at a price per share equal to [***]* The Company shall be required to consummate the repurchase of the Put Shares within [***]* after receipt by the Company of written notice from the ADP Holders of their exercise of the Put (the "PUT CLOSING"). At the Put Closing, the Company shall deliver to the ADP Holders the aggregate purchase price for the Put Shares and the Purchaser shall cause the ADP Holders to deliver to the Company the share certificates representing the Put Shares, executed stock powers and other instruments of transfer as the Company may reasonably require, and good and valid title to the Put Shares, free and clear of any claims, liens, pledges, options, security interests, trusts, encumbrances or other rights or interests of any person.

     (c) In the event that any purchase by the Company pursuant to the Put is prohibited by provisions of applicable law, then such purchase shall be made by the Company at the next earliest time that such purchase can be effected in compliance with such law.

     (d)  In connection with any registration of Additional Shares under this
Section 4.2, the Company shall:

          (i) use its commercially reasonable efforts to cause each such Registration Statement to become and remain effective until the earlier of such time as [***]*; and

          (ii) furnish to the ADP Holders such number of copies of the Registration Statement and prospectus (in each case including all exhibits) and each amendment or supplement thereto as reasonably required by the ADP Holders; and

          (iii) enter into customary indemnification and contribution agreements with the ADP Holders.


--------

* Confidential information has been omitted.

     (e) It will be a condition precedent to the obligation of the Company to take any action pursuant to this Section 4.2 in respect of the Additional Shares that are to be registered that the ADP Holders (i) furnish to the Company such information regarding the Additional Shares held by the ADP Holders and the intended method of disposition thereof as is reasonably requested by the Company, and (ii) enter into customary indemnification and contribution agreements.

     (f) Except as provided in the following sentence, the Company will bear all expenses arising or incurred in connection with any of the transactions contemplated by this Section 4.2, including, without limitation, (i) all expenses incident to filing with the Commission or any securities exchange or the National Association of Securities Dealers, Inc.; (ii) registration fees;
(iii) printing expenses; (iv) accounting and legal fees and expenses of counsel for the Company; (v) expenses of any special audits or comfort letters incident to or required by any such registration or qualification; (vi) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; and (vii) the fees and expenses of one counsel retained by the ADP Holders, if any. The ADP Holders will bear all discounts and commissions relating to the sale of the Additional Shares, and the fees and expenses of any selling brokers, dealers, managers or similar security industry professionals relating to the distribution of the Additional Shares.

     (g) For the purposes of this Agreement, "ADP HOLDERS" shall mean the Purchaser and any of its Affiliates who may hold any Shares from time to time.

     4.3  FINANCIAL STATEMENTS.

     (a) The Company shall furnish to the Purchaser, for so long as the ADP Holders continue to hold at least the lesser of (A) 80% of the Common Stock purchased by the Purchaser pursuant to the terms hereof, and (B) 1% of the Company's outstanding shares of Common Stock:

          (i) within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company as of the end of such fiscal year and the related consolidated statements of operations and retained earnings, changes in stockholders' equity and cash flows of the Company for the fiscal year then ended, together with supporting notes thereto, audited by the Company's accountants; and

          (ii) within 45 days after the end of each fiscal quarter in each fiscal year (other than the last quarter in each fiscal year), a consolidated balance sheet of the Company and the related consolidated statement of operations and retained earnings, in each case unaudited and subject to normal year-end adjustments.

     (b) Notwithstanding the foregoing, the Company shall not be required to provide any financial statements to the Purchaser pursuant to this Section 4.3, if such financial statements are filed by the Company with the Commission pursuant to the Exchange Act.

     4.4 USE OF PROCEEDS. The Company shall use the proceeds from the sales of Common Stock purchased pursuant to this Agreement for working capital and other capital spending needs of the Company.

     4.5  REVENUE REPORTS.

     (a) The Purchaser shall maintain complete and accurate records, in the aggregate and by client (each, a "DIRECTED CLIENT"), of the actual revenue Directed to the Purchaser by the Company, for a period of not less than [***]*, in sufficient detail to permit verification by the Company of the Adjusted Annualized Revenue for such clients.

     (b)  The Purchaser shall deliver to the Company, within [***]* after:

     [***]*

     (c) In relation to Tranche 3(a), Tranche 3(b), Tranche 3(c) and Tranche 4, if the Purchaser does not provide a Revenue Report within the [***]* period specified in Section 4.5(b), and a purchase of Common Stock under this Agreement may be based upon the revenues reported in such Revenue Report, then the date by which the Company is required under Section 1.3(b), 1.3(c) or 1.3(d) to provide the Sale Notice based on such Revenue Report, or, in relation to Tranche 4, the date set forth in Section 1.3(g), shall be extended by one day for each day the delivery of the Revenue Report is delayed.

     (d) With the delivery of each Revenue Report the Purchaser shall provide the Company with reasonable documentation to support the Revenues reported in such Revenue Report. If the Company disputes in good faith any of the information set forth by the Purchaser in a Revenue Report, it must so inform the Purchaser in writing within [***]* of its receipt of such Revenue Report, in which case the parties shall attempt to promptly resolve such dispute. Pending resolution of such dispute, (i) if the amount of the dispute is equal to or less than [***]*, the date by which the relevant Sale Notice must be provided to the Purchaser shall not be extended but all other dates derived from the date of delivery of such Revenue Report, including without limitation, the relevant Closing Date, shall each be extended by one day for each day the dispute is unresolved, and (ii) if the amount of the dispute is greater than [***]*, all dates derived from the date of delivery of such Revenue Report, including without limitation, the date on which the Sale Notice must be provided to the Purchaser, shall each be extended by one day for each day the dispute is unresolved. If the Company has not notified the Purchaser within such [***]*period that it disputes the information set forth in the Revenue Report, the Revenue Report shall be deemed accepted by the Company.

     4.6 CONFIDENTIALITY. The transactions contemplated hereby and the information provided pursuant hereto are Confidential Information of each party as described in, and are subject to, the Mutual Non-Disclosure Agreement dated December 4, 2000 between the Purchaser and the Company (the "NON-DISCLOSURE AGREEMENT").


--------

* Confidential information has been omitted.

     4.7  PUBLIC STATEMENTS.

     (a) Except as may be required by applicable law, rules or regulations, including the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and the rules and regulations of the Nasdaq National Market (or such other market or exchange as may at that time be the principal trading market or exchange for the Common Stock), neither party shall make any public announcement with respect to this Agreement or the transactions contemplated hereby, including without limitation issuing any press release, without the prior written approval of the other party, which approval shall not be unreasonably withheld.

     (b) If disclosure is required pursuant to applicable laws, rules or regulations the party required to disclose such information shall cooperate in good faith to accommodate the interests of the other party in obtaining confidential treatment of any terms or conditions of this Agreement such party reasonably requests, however, notwithstanding the foregoing, nothing herein shall be deemed to provide the other party any right to block or otherwise prevent or hinder the required disclosure.

     (c) The Purchaser acknowledges that this Agreement may be a material contract of the Company pursuant to Item 601(b)(10) of Regulation S-K (or any successor provision thereto) promulgated by the Commission, and that if the Company in its discretion determines that it is required to file this Agreement pursuant to Item 601(b)(10) (or any successor provision thereto) or to provide a description of this Agreement pursuant to the rules and regulations of the Commission, subject to Section 4.7(b), the Purchaser hereby consents to such disclosure.

     4.8 BOARD COMPOSITION. Following the Initial Closing Date, the Company shall take all necessary and appropriate action to (a) create a new vacancy on the Board of Directors of the Company, and (b) have such vacancy filled by a nominee of the Purchaser reasonably satisfactory to the Board of Directors of the Company (the "PURCHASER REPRESENTATIVE.") The Purchaser Representative shall be appointed as a member of Class 2 of the classified Board of Directors of the Company, such that his or her term shall expire at the 2002 annual meeting of stockholders of the Company (subject to the election/appointment and qualification of his or her successors or his or her earlier death, resignation, or removal).

     4.9  NON-SOLICITATION.

     (a) Until the later of [***]*, neither the Purchaser nor any subsidiary or Affiliate thereof shall, directly or indirectly, solicit for employment or hire any personnel or employees of the Company or any of its subsidiaries, with whom the Purchaser has had contact, so long as they are employed by the Company, provided, that the foregoing will not prohibit the Purchaser or any subsidiary or Affiliate of the Purchaser from employing any such person:

          (i)   whose employment has been terminated by the Company,


--------

* Confidential information has been omitted.

          (ii) who responds to a general solicitation for employment contained in a newspaper, trade publication or other periodical; or

          (iii) who contacts the Purchaser or any subsidiary or Affiliate of the Purchaser on his or her own initiative and without any direct or indirect solicitation by the Purchaser or any subsidiary or Affiliate of the Purchaser.

     (b) Until the later of [***]*, neither the Company nor any subsidiary or Affiliate thereof shall, directly or indirectly, solicit for employment or hire any of the personnel or employees of the Purchaser or any of its subsidiaries, with whom the Company has had contact, so long as they are employed by the Purchaser, provided, that the foregoing will not prohibit the Company or any subsidiary or Affiliate of the Company from employing any such person:

          (i)   whose employment has been terminated by the Purchaser;

          (ii) who responds to a general solicitation for employment contained in a newspaper, trade publication or other periodical; or

          (iii) who contacts the Company or any subsidiary or Affiliate of the Company on his or her own initiative and without any direct or indirect solicitation by the Company or any subsidiary or Affiliate of the Company.

     (c) Without limitation of the foregoing, this provision will not prohibit general public solicitations or solicitations made by recruiting representatives of either party who have not been involved in the relationship between the Company and the Purchaser, who are not under the direction of anyone involved in that relationship, and whose recruiting efforts are not based upon information received as a result of that relationship. For purposes of this Section, "Affiliate" does not include General Atlantic Partners and its Affiliates.

     4.10 TAX MATTERS. (i) The Company will be solely liable for all tax effects to the Company of the transactions contemplated by this Agreement, and (ii) the Purchaser will be solely liable for all tax effects to the Purchaser of the transactions contemplated by this Agreement.

     4.11 EFFORTS TO CONSUMMATE TRANSACTIONS.

     (a) Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts consistent with applicable legal requirements to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to bring about the satisfaction as soon as practicable of all conditions contained in Section 5 and to consummate, implement and make effective the transactions contemplated by this Agreement and the Transaction Documents.


--------

* Confidential information has been omitted.

     (b) Without limiting the generality of Section 4.11(a), the Company will, and will cause each of its subsidiaries to, use all commercially reasonable efforts to obtain all Consents necessary for the Company to consummate the transactions contemplated by this Agreement and the Transaction Documents, and will, and will cause each of its subsidiaries to, cooperate in all reasonable respects with the Purchaser in its efforts to obtain all such Consents.

         4.12 FURTHER ASSURANCES. Each party will execute and deliver such certificates and other documents and take such other actions as may reasonably be requested by the other party in order to consummate or implement the transactions contemplated by this Agreement and the Transaction Documents.

5.   CLOSING CONDITIONS.

     5.1. CONDITIONS TO THE OBLIGATIONS OF BOTH THE PURCHASER AND THE COMPANY TO CONSUMMATE EACH CLOSING. The respective obligations of Purchaser and the Company set forth in this Agreement shall be subject to the satisfaction on or prior to the applicable Closing Date of the following conditions, unless waived by each such party:

     (a) All necessary Consents with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect (including, without limitation, those required by the HSR Act and applicable securities laws, and the filing of an application with The Nasdaq Stock Market (or such other market or exchange as may at that time be the principal trading market or exchange for the Common Stock) to include the Shares for trading on The Nasdaq National Market or such other market or exchange.

     (b) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending. In the event any order or injunction shall have been issued, each party agrees to use its commercially reasonable efforts to have any such injunction lifted.

     (c) No federal, state, local or foreign statute, rule or regulation shall have been enacted which would make the consummation of the transactions contemplated by this Agreement illegal.

     5.2. ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER TO CONSUMMATE EACH CLOSING. The obligation of the Purchaser to consummate the Initial Closing and each Closing for which a Sale Notice has been delivered and to purchase and pay for the Shares being purchased by it at such Closing is subject to the satisfaction of the following conditions precedent, unless waived by such party:

     (a) The representations and warranties contained herein of the Company shall be true and correct on and as of the date of this Agreement, and shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Purchaser that, in the case of any representation and warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this
Section 5.2(a)).

     (b) No Company Conflict shall have occurred and no event shall have occurred that may reasonably result in a Company Conflict; and the Company shall have performed all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

     (c) There shall not have been a material adverse change in the business, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, since the date of this Agreement.

     (d)  No Change of Control of the Company shall have occurred.

     (e) The Company shall have delivered to the Purchaser a certificate, dated the relevant Closing Date, and signed by its President or a Senior Vice President, as to the fulfillment of the conditions set forth in clauses (a),
(b), (c) and (d) above.

     (f) The purchase of and payment for the Shares by the Purchaser shall not be prohibited by any law or governmental order or regulation.

     (g) All instruments and corporate proceedings of the Company in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which the Purchaser may have reasonably requested from the Company in connection with such transactions.

     (h) The Purchaser shall have received an opinion from special counsel for the Company substantially in the form of Exhibit A-1, and an opinion from internal counsel of the Company substantially in the form of Exhibit A-2.

     (i) The Company shall have received a consent or waiver under the Amended and Restated Registration Rights Agreement dated December 23, 1999, between the Company and certain of its stockholders, as amended, with respect to the obligations set forth in Section 4.2.

     5.3. ADDITIONAL CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CONSUMMATE THE CLOSING. The obligation of the Company to consummate the Initial Closing and each Closing for which a Sale Notice has been delivered and to issue and sell to the Purchaser the Shares to be purchased by it at such Closing is subject to the satisfaction of the following conditions precedent, unless waived by such party:

     (a) The representations and warranties contained herein of the Purchaser shall be true and correct on and as of the date of this Agreement, and shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of the Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this
Section 5.3(a)).

     (b) No Purchaser Conflict shall have occurred and no event shall have occurred that may reasonably result in a Purchaser Conflict; and the Purchaser shall have performed all obligations and conditions herein required to be performed or observed by the Purchaser on or prior to the Closing Date.

     (c) The Purchaser shall have delivered to the Company a certificate, dated the relevant Closing Date, and signed by its President or a Senior Vice President, as to the fulfillment of the conditions set forth in clauses (a) and
(b) above.

     (d) The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.

     (e) All instruments and corporate proceedings of the Purchaser in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received copies (executed or certified, as may be appropriate) of all documents which the Company may have reasonably requested from the Purchaser in connection with such transactions.

     5.4. CLOSING DEFINITIONS. For any given purchase of shares of Common Stock pursuant to this Agreement:

     (a)  "CHANGE OF CONTROL OF THE COMPANY" shall mean [***]*

     (b) "CLOSING DATE" shall mean, as applicable, the Initial Closing Date or the applicable Subsequent Closing Date;

     (c) "CLOSING" shall mean, as applicable, the Initial Closing or the applicable Subsequent Closing; and

     (d) "SHARES" shall mean, as applicable, the Initial Shares or the applicable Additional Shares.

6.   Termination.

     6.1. TERMINATION PRIOR TO THE INITIAL CLOSING. This Agreement may be terminated at any time prior to the Initial Closing Date:

     (a)  by mutual consent of the Purchaser and the Company;

     (b)  by either the Purchaser or the Company:

          (i) if the transactions contemplated by this Agreement shall not have been consummated on or before July 31, 2001; provided that the failure of the transactions to be


--------

* Confidential information has been omitted.

consummated by such date is not caused by any breach of this Agreement by the party seeking such termination;

          (ii) if a court of competent jurisdiction or other governmental or regulatory authority shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and not appealable; or

          (iii) if any statute, rule or regulation is enacted, promulgated or deemed applicable to the transactions contemplated by this Agreement by any competent governmental or regulatory authority which makes the consummation of the transactions contemplated by this Agreement illegal;

     (c) by the Purchaser if a material default under or a material breach of this Agreement by the Company shall have occurred and be continuing ten business days after receipt of notice thereof from the Purchaser; or

     (d) by the Company if a material default under or a material breach of this Agreement by the Purchaser shall have occurred and be continuing ten business days after receipt of notice thereof from the Company.

     6.2. TERMINATION AFTER THE INITIAL CLOSING. This Agreement may be terminated at any time after the Initial Closing Date:

     (a)  By mutual consent of the Purchaser and the Company;

     (b) By the Purchaser if a material default under or a material breach of this Agreement by the Company shall have occurred and be continuing [***]*after receipt of notice thereof from the Purchaser.

     (c) By the Company if a material default under or a material breach of this Agreement by the Purchaser shall have occurred and be continuing [***]* after receipt of notice thereof from the Company.

     6.3  EFFECT OF TERMINATION.

     (a) In the event of termination of this Agreement by either the Company or the Purchaser as provided in Section 6.1, the rights and obligations of each party under this Agreement shall forthwith be terminated and, notwithstanding anything contained in this Agreement to the contrary, there shall be no further liability or obligation on the part of the Company or the Purchaser, or their respective officers, directors or employees, except that nothing set forth herein shall relieve a party hereto from liability for its willful breach of this Agreement.


--------

* Confidential information has been omitted.

     (b) In the event of termination of this Agreement by either the Company or the Purchaser as provided in Section 6.2, the rights and obligations of each party under this Agreement shall forthwith be terminated, except that Sections 4 and 7 shall survive termination, and, notwithstanding anything contained in this Agreement to the contrary, there shall be no further liability or obligation on the part of the Company or the Purchaser, or their respective officers, directors or employees, except (i) for obligations under Sections 4 and 7, and
(ii) that nothing set forth herein shall relieve a party hereto from liability for its willful breach of this Agreement.

7.   MISCELLANEOUS.

     7.1 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given upon personal delivery or three days after being mailed by certified or registered mail, postage prepaid, return receipt requested, or one business day after being sent via a nationally recognized overnight courier service if overnight courier service is requested from such service or upon receipt of electronic or other confirmation of transmission if sent via facsimile, to the parties, their successors in interest or their assignees at the addresses and telephone numbers set forth on the signature page hereof or at such other addresses or telephone numbers as the parties may designate by written notice in accordance with this Section 7.1.

     7.2 ASSIGNABILITY AND PARTIES IN INTEREST. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, will confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights, remedies, obligations, or liabilities of any nature or kind whatsoever under or by reason of this Agreement, except (i) that the provisions of Section 4.2 will inure to the benefit of and be enforceable by the ADP Holders, or (ii) as otherwise expressly provided in this Agreement or the other Transaction Documents.

     7.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Sections 2 and 3 made as of the date of this Agreement and as of each Closing Date, shall survive each Closing.

     7.4 COUNTERPARTS. This Agreement may be executed in counterparts (including counterparts by facsimile), each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     7.5 COMPLETE AGREEMENT. This Agreement, and the schedules hereto (which are incorporated herein by this reference), the Non-Disclosure Agreement and the other Transaction Documents contain the entire agreement between the parties hereto with respect to the subject matter contemplated herein and therein and supersede all previous oral and written and all contemporaneous oral negotiations, commitments, and understandings with respect thereto. The parties acknowledge that their agreements hereunder were not procured through representations or agreements not set forth herein or therein.

     7.6 AMENDMENTS. This Agreement and the other Transaction Documents may be amended only by written instrument duly executed and delivered by the parties hereto or thereto, as the case may be.

     7.7 CONSTRUCTION. The headings contained in this Agreement and the other Transaction Documents are for reference purposes only and shall not affect in any way the meaning or interpretation hereof or thereof. References herein or therein to Sections and Schedules refer to the referenced Sections and Schedules hereof or thereof as the case may be, unless otherwise specified. This Agreement and the other Transaction Documents shall be deemed the joint work product of the parties hereto or thereto without regard to the identity of the draftsperson, and any rule of construction that a document shall be interpreted or construed against the drafting party shall not be applicable.

     7.8 EXPENSES OF TRANSACTIONS. Except as set forth in Section 4.2(f), all fees, costs and expenses incurred by the Company or the Purchaser in connection with the execution and delivery of this Agreement and the other Transaction Documents and consummation of the transactions contemplated by this Agreement and the other Transaction Documents shall be borne by the party incurring the same.

     7.9 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     7.10 WAIVER OF JURY TRIAL. EACH OF THE PURCHASER AND THE COMPANY IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

     7.11 DAMAGES. In no event will any party to this Agreement or the other Transaction Documents be liable to any other party for special, indirect, punitive or incidental damages, lost profits, lost savings or any other consequential damages, even if such party has been advised of the possibility of such damages resulting from the breach by it of any of its obligations under this Agreement or the other Transaction Documents.

     7.12 FACSIMILE SIGNATURES. For the purposes of this Agreement, facsimile signatures shall constitute original signatures.


                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

EXULT, INC.                                      AUTOMATIC DATA PROCESSING, INC.


By:                                              By:
    ----------------------------                     ---------------------------
Name:                                            Name:
       -------------------------                        ------------------------
Title:                                           Title:
       -------------------------                        ------------------------

Address:                                         Address:

4 Park Plaza                                     One ADP Boulevard, MS 325
Suite 1000                                       Roseland, New Jersey 07068
Irvine, California 92614

[***]*                                           [***]*


--------

* Confidential information has been omitted.

                                   SCHEDULE A

                                     REVENUE

     For purposes of this Agreement:

     (a)  DIRECTING BUSINESS.

     Revenues of the Purchaser or any of its subsidiaries will be deemed "DIRECTED" to the Purchaser by the Company if such revenues result from [***]*

     (b)  PAYROLL SERVICES

     "PAYROLL REVENUE" shall mean, for a given measurement period, the gross revenue [***]* earned from [***]* during such period and that were [***]*, after deducting [***]* Payroll Revenue shall, for purposes of this Agreement, be deemed to be earned in such location as the Purchaser's business unit providing such Payroll Services is headquartered.

     "PAYROLL SERVICES" shall mean services provided by [***]* comprised of [***]*

     "ADJUSTED PAYROLL REVENUE" shall mean the sum of [***]* for a given measurement period.

     (c)  BENEFITS ADMINISTRATION SERVICES.

     "BENEFITS ADMINISTRATION REVENUE" shall mean, for a given measurement period, gross revenue [***]* earned [***]* Payroll Revenue shall, for purposes of this Agreement, be deemed to be earned in such location as the Purchaser's business unit providing such Benefits Administration Services is headquartered.

     "BENEFITS ADMINISTRATION SERVICES" shall mean services provided by [***]* comprised of [***]*

     "ADJUSTED BENEFITS ADMINISTRATION REVENUE" shall mean the sum of [***]*

     (d)  SYSTEMS INTEGRATION SERVICES.

     "SYSTEM INTEGRATION REVENUE" shall mean, for a given measurement period, the gross revenue [***]* System Integration Revenue shall, for purposes of this Agreement, be deemed to be earned in such location as the Purchaser's employees and consultants providing such System Integration Services are primarily based.


--------

* Confidential information has been omitted.

     "SYSTEM INTEGRATION SERVICES" shall mean services provided by [***]* comprised of [***]*

     "ADJUSTED SYSTEMS INTEGRATION REVENUE" shall mean [***]*

     (e)  "ADJUSTED ANNUALIZED REVENUE" shall mean:

     [***]*

     In the event that the Company Directs revenue to the Purchaser for services in addition to the services described above, the portion of such revenue that will contribute to the revenue targets set forth in this Agreement will be as agreed to by the parties in the agreement governing the provision of such additional services.


--------

* Confidential information has been omitted.

                                   Exhibit A-1
               Form of Opinion from Special Counsel to the Company

                                                                   June 12, 2001

[***]*                                                                    [***]*

Automatic Data Processing, Inc.
One ADP Boulevard
Roseland, New Jersey 07068-1728

     Re: Common Stock Purchase Agreement, dated as of June 11, 2001, by and between Exult, Inc., and Automatic Data Processing, Inc.

Ladies and Gentlemen:

     We have acted as special counsel to Exult, Inc., a Delaware corporation ("EXULT"), in connection with the Common Stock Purchase Agreement dated as of June 11, 2001 (the "AGREEMENT"), by and between Exult and Automatic Data Processing, Inc., a Delaware corporation (the "PURCHASER"). This opinion is delivered to you pursuant to Section 5.2(h) of the Agreement in connection with the Initial Closing. Pursuant to the Agreement and subject to and upon the terms and conditions set forth therein, on the date hereof Exult is selling and issuing to the Purchaser, and the Purchaser is purchasing from Exult, 1,538,461 shares of Exult's common stock, par value $.0001 per share (the "PURCHASED SHARES") at a purchase price of $13.00 per share in cash. Except as otherwise indicated herein, capitalized terms used in this opinion have the meanings ascribed to them in the Agreement.

     In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the parties thereto, and originals or copies, certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.

     Except as expressly stated otherwise herein, whenever our opinion herein with respect to the existence or absence of facts is stated to be to our knowledge or known by us, such statement is intended to signify that during the course of our representation of Exult, as described herein,


--------

* Confidential information has been omitted.

no information has come to the attention of the lawyers in our firm working on the transactions contemplated by the Agreement that would give us actual knowledge of facts contrary to the existence or absence of the facts indicated. However, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of Exult.

     Based upon the foregoing and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations herein contained, as of the Initial Closing Date we are of the opinion that:

     1. The Agreement constitutes a legal, valid and binding obligation of Exult, enforceable against Exult in accordance with its terms.

     2. The execution and delivery of the Agreement by Exult, and the performance by Exult of its obligations under the Agreement and the consummation of the transactions therein contemplated, will not result in (i) a breach of any of the terms of Exult's certificate of incorporation or bylaws, or (ii) a material breach of any United States federal or New York laws applicable to Exult or any of its subsidiaries or, (iii) to our knowledge, a material breach of any judgment, order or decree of any court, arbitrator or administrative or governmental body applicable to Exult or any of its subsidiaries.

     3. Except as set forth in the Agreement, no consent, approval, order or authorization of, or filing with, any governmental body or, to our knowledge, any nongovernmental person or entity, is required on the part of Exult or any of its subsidiaries in connection with the transactions contemplated by the Agreement.

     4. When issued in accordance with the Agreement and after Exult's receipt of payment for the Purchased Shares, the Purchased Shares will be duly authorized, validly issued and outstanding, fully paid, and non-assessable.

     5. Subject to the accuracy of the representations and warranties made by the Purchaser in the Agreement, the offer, issuance, sale and delivery of the Purchased Shares as contemplated by the Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended.

     Notwithstanding anything in the foregoing opinions to the contrary, the foregoing opinions are subject to the following exceptions, qualifications and limitations:

     A. We have assumed (i) the genuineness of all signatures, the genuineness, authenticity and completeness of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies, and the genuineness, authenticity and completeness of the originals from which such copies were made; (ii) with respect to agreements and instruments executed by natural persons, the legal competency and authority of such persons;
(iii) the due authorization, execution and delivery of the Agreement by each of the Purchaser and Exult, whether or not due authorization, execution and delivery is a prerequisite to the effectiveness thereof; (iv) that each of the Purchaser and Exult has the power, authority, legal competency and legal right to enter into and perform the terms and conditions to be performed under the Agreement; (v) that the Agreement is the binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms; and
(vi) that the Purchaser has not taken any action, is not omitting and has not omitted to take any action, that would constitute a material breach or a default under the Agreement.

     B. We have assumed that there are no documents, agreements, understandings or negotiations between Exult and the Purchaser which would expand, modify or otherwise affect the respective rights and obligations of the parties set forth in the Agreement and that the Agreement correctly and completely sets forth the intent of all parties thereto.

     C. Our opinion is subject to (i) the effect of applicable bankruptcy, reorganization, insolvency, moratorium, arrangement or other similar laws and court decisions of general application affecting creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or transfers or preferential transfers or distributions by corporations to stockholders); and (ii) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity or at law.

     D. We express no opinion as to (i) any provision of the Agreement requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply; (ii) the validity or effect of contractual provisions providing for severability or imposition or waiver of penalties or damages; or (iii) any waiver of the right to jury trial.

     E. We express no opinion with respect to the legality, validity, binding nature or enforceability of any provision of the Agreement to the effect that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

     F. We express no opinion as of the legality, validity, binding nature or enforceability of (i) provisions prohibiting competition, the solicitation of employees, the use or disclosure of information, or other provisions relating to activities in restraint of trade; (ii) waivers or advance consents that have the effect of waiving statutes of limitation; (iii) any provisions which are found by courts to be against public policy or (iv) any waivers which are ineffective pursuant to applicable statutes and judicial decisions.

     G. No opinion is expressed as to the legality, validity, binding effect or enforceability of any provision of the Agreement regarding the remedies available to any party (i) to take discretionary action which is arbitrary, unreasonable or capricious, or is not taken in good faith or in a commercially reasonable manner, whether or not such action is permitted under the Agreement, or (ii) for violations or breaches which are determined by a court to be non-material or without substantial adverse effect upon the ability of a party to perform its material obligations thereunder.

     H. With respect to the opinions expressed in paragraph 5 above, we express no opinion as to compliance with the antifraud provisions of federal securities laws.

     I. We render no opinion herein as to matters involving the laws of any jurisdiction other than (i) the federal laws of the United States of America; and (ii) the laws of the States of Delaware and New York. We are not admitted to practice in the State of Delaware; however, we are generally familiar with the Delaware General Corporation Law as presently in effect and have made such inquiries as we consider necessary to render the opinion expressed above. This opinion is limited to the effect of the current state of the laws of the United States of America and the States of Delaware and New York and to the current judicial interpretations thereof and to the facts bearing upon this opinion as they currently exist. We assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts.

     This opinion is furnished by us as special counsel to Exult and is solely for your benefit in connection with the Agreement and the transactions contemplated thereby. Without our prior written consent, this opinion may not be relied upon by you for any other purpose or by any other person. This opinion may not be quoted, in whole or in part, or copies thereof furnished, to any other person without our prior written consent, except that you may furnish copies hereof (a) to your independent auditors and attorneys; (b) to any state or federal authority having regulatory jurisdiction over you; (c) pursuant to order or legal process of any court or governmental agency; and (d) in connection with any legal or governmental action, proceeding or investigation to which you are a party arising out of the transactions contemplated by the Agreement.

                                                     Very truly yours,


                                                     [***]*


--------

* Confidential information has been omitted.

                                   Exhibit A-2
              Form of Opinion from Internal Counsel to the Company


June 12, 2001

Automatic Data Processing, Inc.
One ADP Boulevard
Roseland, New Jersey 07068-1728

     Re: Common Stock Purchase Agreement, dated as of June 11, 2001, by and between Exult, Inc., and Automatic Data Processing, Inc.

Ladies and Gentlemen:

     I am General Counsel to Exult, Inc., a Delaware corporation ("EXULT"). In that capacity, I am delivering this opinion to you pursuant to Section 5.2(h) of the Common Stock Purchase Agreement dated as of June 11, 2001 (the "AGREEMENT"), by and between Exult and Automatic Data Processing, Inc., a Delaware corporation (the "PURCHASER") in connection with the Initial Closing. Except as otherwise indicated herein, capitalized terms used in this opinion have the meanings ascribed to them in the Agreement.

     In connection with this opinion, I have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the Purchaser, and originals or copies, certified to my satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in my judgment are necessary or appropriate to enable me to render the opinions expressed below.

     Based upon the foregoing and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations herein contained, as of the Initial Closing Date I am of the opinion that:

1. Exult is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to execute and deliver, and perform its obligations under, the Agreement, and to consummate the transactions contemplated thereby.

2. Exult has taken all corporate action required to authorize its execution and delivery of and performance of its obligations under the Agreement, and the consummation by it of the transactions contemplated thereby. The Agreement has been duly executed and delivered by Exult.

3. Subject to paragraph A below, the execution, delivery and performance by Exult of the Agreement, and the consummation of the transactions contemplated thereby, will not result in any breach of or default under any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which Exult, any of its subsidiaries or any of their respective properties or assets are subject as of the date hereof, other than such breaches or defaults which will not have a Material Adverse Effect.

4. To my knowledge and without any investigation of court records, there is no claim, litigation or investigation pending or threatened against or involving Exult before any governmental entity that (i) questions the validity of, or the obligations of Exult under the Agreement, or (ii) seeks to impede, enjoin or invalidate the transactions contemplated by the Agreement.

     Notwithstanding anything in the foregoing opinions to the contrary, the foregoing opinions are subject to the following exceptions, qualifications and limitations:

     A.   [***]*

     B. I render no opinion herein as to matters involving the laws of any jurisdiction other than (i) the federal laws of the United States of America; and (ii) the laws of the States of Delaware and New York. I am not admitted to practice in the States of Delaware or New York; however, I am generally familiar with the New York law and Delaware General Corporation Law, each as presently in effect, and have made such inquiries as I consider necessary to render the opinion expressed above. This opinion is limited to the effect of the current state of the laws of the United States of America and the States of Delaware and New York and to the current judicial interpretations thereof and to the facts bearing upon this opinion as they currently exist. I assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts.

     This opinion is furnished solely for your benefit in connection with the Agreement and the transactions contemplated thereby. Without my prior written consent, this opinion may not be relied upon by you for any other purpose or by any other person. This opinion may not be quoted, in whole or in part, or copies thereof furnished, to any other person without my prior written consent, except that you may furnish copies hereof (a) to your independent auditors and attorneys; (b) to any state or federal authority having regulatory jurisdiction over you; (c) pursuant to order or legal process of any court or governmental agency; and (d) in connection with any legal or governmental action, proceeding or investigation to which you are a party arising out of the transactions contemplated by the Agreement.

                                                     Very truly yours,



                                                     [***]*


--------

* Confidential information has been omitted.


                                      A-2